INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2016
Income Taxes Tables
Schedule of reconciliation of income tax expense

	12/31/2016	12/31/2015
US
Income before income taxes	$(592,288)	$(6,687,709))
Taxes under statutory US tax rates	$(201,378)	$(2,273,821))
Increase (decrease) in taxes resulting from:
Increase (decrease) in valuation allowance	$193,451	$159,457
Foreign tax rate differential	$19,122	$2,126,593
Permanent differences	$360	$183
State taxes	$(11,594)	$(12,412))
Income tax expense	$(39)	$-

Net tax effects of temporary differences between the carrying amount of assets and liabilities

	12/31/2016	12/31/2015
US
Net operating loss carry forward	$329,848	$247,025
Greece
Net operating loss carry forward	176,443	77,319
Cyprus
Net operating loss carry forward	11,052	11,018
Total deferred tax asset	517,343	335,362
Valuation allowance	(517,343)	(335,362)
Deferred tax asset, net	$--	$-